UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2005

GREENE COUNTY BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	0-14289 (Commission File Number)	62-1222567 (I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee 37743-4992
(Address of principal executive offices)

(423) 639-5111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On May 12, 2005, Greene County Bancshares, Inc. (the "Company") provided the information attached hereto as Exhibit 99.1 to an investment analyst.

The information in this Form 8-K and the attached Exhibit is being furnished pursuant to Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

	99.1	Information provided to an investment analyst on May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.

Date: May 12, 2005	By:	/s/ R. Stan Puckett
R. Stan Puckett Chairman of the Board and Chief Executive Officer (Duly Authorized Representative)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Information provided to an investment analyst on May 12, 2005.